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                                                                    Exhibit 10.1



                               CANCELLATION AGREEMENT
                               ----------------------

       AGREEMENT made as of the 9th day of July, 1998, between EMPIRE STATE BUILDING COMPANY, a partnership with an office at 350 Fifth Avenue, New York, New York 10118 (hereinafter called "LANDLORD"), and STAGE II APPAREL CORP., a corporation having an office at 350 Fifth Avenue, New York, New York, hereinafter called "TENANT").

                                    WITNESSETH:
                                    -----------

       WHEREAS, Landlord and Tenant are respectively the landlord and tenant under that certain lease, dated as of January 17, 1995, covering certain premises designated as Rooms 901-913 and 931-936, in the building known as the Empire State Building, 350 Fifth Avenue, New York, New York, which lease was modified by a certain Lease Modification Agreement, dated as of January 23, 1997 (which lease, as so modified, is hereinafter called the "LEASE"); and

       WHEREAS, the parties hereto wish to cancel the Lease on the terms and conditions herein set forth.

       NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1. The term of the Lease is hereby cancelled effective as of July 15, 1998 (the "Cancellation Date"), and shall cease and come to an end on that day with the same force and effect as though that were the original date set forth in the Lease for the expiration of its term, and Tenant shall deliver vacant, broom clean possession of the demised premises to Landlord, on or before the Cancellation Date, in accordance with the terms of the Lease. Notwithstanding the foregoing, Tenant's obligation to pay rent and escalation additional rent under the Lease shall end as of June 30, 1998.

       2. Upon such cancellation and surrender of possession, neither party shall have any obligation to the other under the Lease, except for the cancellation fee hereinafter described in Article 3 of this Agreement.

       3. In consideration of Landlord's agreement to cancel the Lease, Tenant shall pay Landlord a cancellation fee in the sum of $324,998.98. Such cancellation fee shall be payable in four (4) equal installments of $81,249.75 each, the first of which shall be due upon the execution and delivery of this Agreement by Tenant, and the remaining three of which shall be due on August 1, 1998, September 1, 1998 and October 1, 1998.

       4. This Agreement shall not in any way bind Landlord until such time as it has been executed by Tenant, and has been executed by Landlord and delivered to Tenant.

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      5.    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

WITNESS (Landlord):                    Landlord:

                                           EMPIRE STATE BUILDING COMPANY

                                       By: HELMSLEY-SPEAR, INC., AS AGENT

/s/ Illegible                          By: /s/ John B. Trainor, Jr.
-----------------------------             -----------------------------------
                                          Name: John B. Trainor, Jr.
                                          Title: Senior Vice President

WITNESS (Tenant)                          STAGE II APPAREL CORP.


/s/ Leonard Plavin                     By: /s/ Richard Siskind
-----------------------------             -----------------------------------
Leonard Plavin                            Name: Richard Siskind
Controller                                Title: Chief Executive Officer


                                  GUARANTY
                                  --------

      The undersigned Guarantor guarantees to Landlord, Landlord's successors and assigns, the full performance and observance of all the agreements to be performed and observed by Tenant in the aforedescribed Cancellation Agreement, including the payment of the cancellation fee thereunder, without requiring any notice to Guarantor of nonpayment, or nonperformance, or proof, or notice of demand, to hold the undersigned responsible under this Guaranty, all of which the undersigned hereby expressly waives and expressly agrees that the legality of this Guaranty and the agreements of the Guarantor under this Guaranty shall not be ended, or changed by reason of the claims to Landlord against Tenant of any of the rights or remedies given to Landlord as agreed in the aforedescribed Cancellation Agreement. The Guarantor further agrees that this Guaranty shall remain and continue in full force and effect as to any change or extension of said Cancellation Agreement. As a further inducement to Landlord to make said Cancellation Agreement, Landlord and Guarantor agree that in any action or proceeding brought by either Landlord or the Guarantor against the other on any matters concerning said Cancellation Agreement or of this Guaranty that Landlord and the undersigned shall and do waive trial by jury.

Dated:               /s/ Richard Siskind
                     --------------------------------------
                     Guarantor

                     Guarantor's Residence:  870 Lake Drive
                                             Boca Raton, FL 33432

On this 10 day of July, 1998, before me personally came Richard Siskind to me know and know to be to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

                                          /s/ Ilene Ayana Scott
             [SEAL OF THE NOTARY]         ----------------------------------
                                                   Notary